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                         TRANSAMERICA IDEX MUTUAL FUNDS


     SUPPLEMENT DATED MARCH 30, 2007 TO THE PROSPECTUS DATED MARCH 1, 2007,
                           AS PREVIOUSLY SUPPLEMENTED

The following supplements, amends and replaces the second and third paragraphs of the Prospectus in "Section C -- Shareholder Information" under the section entitled "Class C Shares -- Level Load" on pages 93 & 94:

Investors who invested in Class C2 shares prior to the merger of Class C2 shares into Class C shares can make additional investments in Class C shares through their Class C2 share accounts that converted into Class C share accounts without being subject to a CDSC. If you exchange your shares from such accounts, future purchases of Class C shares will be subject to the CDSC. For shareholders who own Class C shares which converted from Class C2 shares, their Class C shares that converted from Class M shares also will not be subject to a CDSC and will be subject to the same 12b-1 commission structure applicable to their former Class C2 shares.

Currently, investors who purchase Class C shares of the funds (other than TA IDEX Multi-Manager International Fund) through Merrill Lynch, Pierce, Fenner & Smith Incorporated will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. Exchanges of Class C shares into TA IDEX Multi-Manager International Fund that were previously not subject to a CDSC will continue to not be subject to such fee. This CDSC waiver may be terminated at any time. New and/or subsequent purchases into TA IDEX Multi-Manager International Fund will be subject to a 1.00% CDSC if shares are redeemed within 12 months of purchase.


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             INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE